Exhibit 21        Subsidiaries of the Registrant




Entity Name                                                   Organization Place

1278844 Ontario Ltd.                                            Ontario, Canada
Affiliate Marks Investments, Inc.                                      DE
Affiliate Relations Holdings, Inc.                                     DE
Affiliate Relations, Inc.                                              DE
Amcell of Atlantic City, Inc.                                          NJ
Amcell of Ocean County, Inc.                                           DE
Amcell of Trenton, Inc.                                                NJ
Amcell of Vineland Holdings, Inc.                                      DE
American Cellular Network Corp.                                        NJ
Anglia Cable Communications Limited                                    UK
Aurora/Elgin Cellular Telephone Company, Inc.                          IL
Automated Information Services of Phoenix Limited Partnership          NM
AWACS Financial Corporation                                            DE
AWACS Garden State, Inc.                                               DE
AWACS Investment Holdings, Inc.                                        DE
AWACS Purchasing Corporation                                           DE
AWACS Retail Stores, Inc.                                              DE
AWACS, Inc.                                                            PA
Cablevision Investment of Detroit, Inc.                                MI
California Ad Sales, Inc.                                              DE
Cambridge Cable Limited                                                UK
Cambridge Holding Company Limited                                      UK
CDirect Mexico I, Inc.                                                 DE
CDirect Mexico II, Inc.                                                DE
Cell South of New Jersey, Inc.                                         NJ
Classic Services,  Inc.                                                DE
Clinton Cable TV Investors, Inc.                                       MI

Entity Name                                                  Organization Place

Coastal Cable TV, Inc.                                              CT
COM Indiana, Inc.                                                   DE
COM Indianapolis, Inc.                                              DE
COM Inkster, Inc.                                                   MI
COM Maryland, Inc.                                                  DE
COM MH, Inc.                                                        DE
COM Sacramento, Inc.                                                CA
COM South, Inc.                                                     CO
COM Sports Holding Company, Inc.                                    DE
COM Sports Ventures, Inc.                                           DE
COM Telephony Services, Inc.                                        DE
Comcast Argentina, Inc.                                             DE
Comcast Biztravel, Inc.                                             DE
Comcast Brazil, Inc.                                                DE
Comcast Business Telephony Services, Inc.                           DE
Comcast Cable Communications, Inc.                                  DE
Comcast Cable Communications, Inc.                                  PA
Comcast Cable Funding, Inc.                                         DE
Comcast Cable Investors, Inc.                                       DE
Comcast Cable of Indiana, Inc.                                      DE
Comcast Cable of Maryland, Inc.                                     DE
Comcast Cable Tri-Holdings, Inc.                                    DE
Comcast Cable Trust I                                               DE
Comcast Cable Trust II                                              DE
Comcast Cable Trust III                                             DE
Comcast Cablevision Corporation of Alabama                          AL
Comcast Cablevision Corporation of California                       CA
Comcast Cablevision Corporation of Connecticut                      CT
Comcast Cablevision Corporation of Florida                          FL
Comcast Cablevision Corporation of the Southeast                    FL

Entity Name                                                   Organization Place

Comcast Cablevision Investment Corporation                               DE
Comcast Cablevision of Arkansas, Inc.                                    DE
Comcast Cablevision of Birmingham, Inc.                                  DE
Comcast Cablevision of Boca Raton, Inc.                                  DE
Comcast Cablevision of Broward County, Inc.                              DE
Comcast Cablevision of Bryant, Inc.                                      AR
Comcast Cablevision of Burlington County, Inc.                           DE
Comcast Cablevision of Cambridge, Inc.                                   DE
Comcast Cablevision of Carolina, Inc.                                    SC
Comcast Cablevision of Central New Jersey, Inc.                          DE
Comcast Cablevision of Chesterfield County, Inc.                         VA
Comcast Cablevision of Clinton                                           MI
Comcast Cablevision of Clinton, Inc.                                     CT
Comcast Cablevision of Clinton, Inc.                                     MI
Comcast Cablevision of Danbury, Inc.                                     DE
Comcast Cablevision of Delmarva, Inc.                                    DE
Comcast Cablevision of Detroit                                           MI
Comcast Cablevision of Detroit, Inc.                                     MI
Comcast Cablevision of Dothan, Inc.                                      AL
Comcast Cablevision of Flint, Inc.                                       MI
Comcast Cablevision of Fontana, Inc.                                     DE
Comcast Cablevision of Fort Wayne Limited Partnership                    IN
Comcast Cablevision of Gadsden, Inc.                                     AL
Comcast Cablevision of Gloucester County, Inc.                           DE
Comcast Cablevision of Grosse Pointe, Inc.                               MI
Comcast Cablevision of Groton, Inc.                                      CT
Comcast Cablevision of Hallandale, Inc.                                  FL
Comcast Cablevision of Harford County, Inc.                              MD
Comcast Cablevision of Hopewell Valley, Inc.                             NJ
Comcast Cablevision of Howard County, Inc.                               MD

Entity Name                                                   Organization Place

Comcast Cablevision of Huntsville, Inc.                                AL
Comcast Cablevision of Indianapolis, Inc.                              DE
Comcast Cablevision of Indianapolis, L.P.                              DE
Comcast Cablevision of Inkster Limited Partnership                     MI
Comcast Cablevision of Inland Valley, Inc.                             DE
Comcast Cablevision of Jersey City, Inc.                               NJ
Comcast Cablevision of Laurel, Inc.                                    MS
Comcast Cablevision of Lawrence, Inc.                                  NJ
Comcast Cablevision of Little Rock, Inc.                               AR
Comcast Cablevision of Lompoc, Inc.                                    DE
Comcast Cablevision of London, Inc.                                    DE
Comcast Cablevision of Lower Merion, Inc.                              PA
Comcast Cablevision of Macomb County, Inc.                             MI
Comcast Cablevision of Macomb, Inc.                                    MI
Comcast Cablevision of Marianna, Inc.                                  DE
Comcast Cablevision of Maryland Limited Partnership                    MD
Comcast Cablevision of Maryland LLC                                    DE
Comcast Cablevision of Mercer County, Inc.                             NJ
Comcast Cablevision of Meridian, Inc.                                  MS
Comcast Cablevision of Middletown, Inc.                                DE
Comcast Cablevision of Mobile, Inc.                                    AL
Comcast Cablevision of Monmouth County, Inc.                           DE
Comcast Cablevision of Mt. Clemens                                     MI
Comcast Cablevision of Mt. Clemens, Inc.                               MI
Comcast Cablevision of New Haven, Inc.                                 CT
Comcast Cablevision of New Jersey, Inc.                                NJ
Comcast Cablevision of Newport Beach, Inc.                             DE
Comcast Cablevision of North Orange, Inc.                              DE
Comcast Cablevision of Northwest New Jersey, Inc.                      DE
Comcast Cablevision of Ocean County, Inc.                              DE

Entity Name                                                  Organization Place

Comcast Cablevision of Paducah, Inc.                               KY
Comcast Cablevision of Panama City, Inc.                           DE
Comcast Cablevision of Perry, Inc.                                 DE
Comcast Cablevision of Philadelphia, Inc.                          PA
Comcast Cablevision of Plainfield, Inc.                            DE
Comcast Cablevision of Quincy, Inc.                                DE
Comcast Cablevision of Sacramento                                  CA
Comcast Cablevision of Sacramento, Inc.                            DE
Comcast Cablevision of San Bernardino, Inc.                        DE
Comcast Cablevision of Santa Ana, Inc.                             DE
Comcast Cablevision of Santa Maria, Inc.                           DE
Comcast Cablevision of Seal Beach, Inc.                            DE
Comcast Cablevision of Shelby, Inc.                                MI
Comcast Cablevision of Simi Valley, Inc.                           DE
Comcast Cablevision of Southeast Michigan, Inc.                    DE
Comcast Cablevision of Sterling Heights, Inc.                      MI
Comcast Cablevision of Tallahassee, Inc.                           DE
Comcast Cablevision of Taylor, Inc.                                MI
Comcast Cablevision of the Meadowlands, Inc.                       NJ
Comcast Cablevision of the Shoals, Inc.                            AL
Comcast Cablevision of the South                                   CO
Comcast Cablevision of the South, Inc.                             CO
Comcast Cablevision of the South, LP                               DE
Comcast Cablevision of Tupelo, Inc.                                MS
Comcast Cablevision of Tuscaloosa, Inc.                            AL
Comcast Cablevision of Utica, Inc.                                 MI
Comcast Cablevision of Warren                                      MI
Comcast Cablevision of Warren, Inc.                                MI
Comcast Cablevision of West Florida, Inc.                          DE
Comcast Cablevision of West Palm Beach, Inc.                       DE

Entity Name                                                 Organization Place

Comcast Cablevision of Westmoreland, Inc.                         PA
Comcast Cablevision of Willow Grove, Inc.                         PA
Comcast Capital Corporation                                       DE
Comcast Cellular Communications, Inc.                             DE
Comcast Cellular Communications, Inc.                             PA
Comcast Cellular Corporation                                      DE
Comcast Cellular Holding Corporation                              DE
Comcast Central NJ Holding Company Inc.                           DE
Comcast CitySearch, Inc.                                          DE
Comcast Commercial Online Communications, Inc.                    DE
Comcast Communications Properties, Inc.                           DE
Comcast Crystalvision, Inc.                                       DE
Comcast Darlington Limited                                        UK
Comcast DC Radio, Inc.                                            DE
Comcast Directory Assistance Partnership                          DE
Comcast Directory Services, Inc.                                  DE
Comcast do Brasil S/C Ltda                                      Brazil
Comcast Entertainment Holdings LLC                                DE
Comcast Financial Agency Corporation                              DE
Comcast Financial Corporation                                     DE
Comcast Florida Programming Investments, Inc.                     DE
Comcast Funding, Inc.                                             DE
Comcast FW, Inc.                                                  DE
Comcast Garden State, Inc.                                        DE
Comcast Hattiesburg Holding Company, Inc.                         DE
Comcast Heritage, Inc.                                            DE
Comcast Holdings, Inc.                                            DE
Comcast ICG, Inc.                                                 DE
Comcast Interactive Capital Group, Inc.                           DE
Comcast Interactive Investments, Inc.                             DE

Entity Name                                                  Organization Place

Comcast International Holdings, Inc.                               DE
Comcast International Programming, Inc.                            DE
Comcast Internet Access Services, Inc.                             DE
Comcast Internet Investments I, Inc.                               DE
Comcast Internet Services, Inc.                                    DE
Comcast Investment Holdings, Inc.                                  DE
Comcast Java, Inc.                                                 DE
Comcast Learning Ventures, Inc.                                    DE
Comcast Life Insurance Holding Company                             DE
Comcast Long Distance, Inc.                                        DE
Comcast MH Business Online Communications, Inc.                    DE
Comcast MH Holdings, Inc.                                          DE
Comcast MH Telephony Communications of Florida, Inc.               FL
Comcast MH Telephony Communications of Michigan, Inc.              MI
Comcast MH Telephony Communications of New Jersey, Inc.            NJ
Comcast MHCP Holdings, L.L.C                                       DE
Comcast Michigan Holdings, Inc.                                    MI
Comcast Midwest Management, Inc.                                   DE
Comcast MTV, Inc.                                                  DE
Comcast Netherlands Inc.                                           DE
Comcast Network Communications, Inc.                               DE
Comcast Online Communications, Inc.                                DE
Comcast Online Holdings, Inc.                                      DE
Comcast PC Communications, Inc.                                    DE
Comcast PC Investments, Inc.                                       DE
Comcast Philadelphia Interconnect Partner, Inc.                    DE
Comcast Primestar Holdings                                         DE
Comcast Programming Holdings, Inc.                                 DE
Comcast Programming Ventures, Inc.                                 DE
Comcast QVC, Inc.                                                  DE

Entity Name                                                  Organization Place

Comcast Real Estate Holdings of Alabama, Inc.                       AL
Comcast Real Estate Holdings, Inc.                                  DE
Comcast SCH Holdings, Inc.                                          CO
Comcast Sound Communications, Inc.                                  CO
Comcast Sound Communications, Inc.                                  IL
Comcast Sound Corporation                                           DE
Comcast Spectacor, L.P.                                             PA
Comcast Sports Holding Company, Inc.                                DE
Comcast Storer Finance Sub, Inc.                                    DE
Comcast Storer, Inc.                                                DE
Comcast Technology, Inc.                                            DE
Comcast Teesside Limited                                            UK
Comcast Telecommunications, Inc.                                    PA
Comcast Telephony Communications Holdings, Inc.                     DE
Comcast Telephony Communications of California, Inc.                CA
Comcast Telephony Communications of Connecticut, Inc.               CT
Comcast Telephony Communications of Delaware, Inc.                  DE
Comcast Telephony Communications of Florida, Inc.                   FL
Comcast Telephony Communications of Georgia, Inc.                   GA
Comcast Telephony Communications of Indiana, Inc.                   IN
Comcast Telephony Communications of Maryland, Inc.                  MD
Comcast Telephony Communications of Michigan, Inc.                  MI
Comcast Telephony Communications of New Jersey, Inc.                NJ
Comcast Telephony Communications of Pennsylvania, Inc.              PA
Comcast Telephony Communications of South Carolina, Inc.            SC
Comcast Telephony Communications, Inc.                              DE
Comcast Telephony Services                                          DE
Comcast Telephony Services Holdings, Inc.                           DE
Comcast Telephony Services, Inc.                                    DE
Comcast Teleport, Inc.                                              DE

Entity Name                                                   Organization Place

Comcast TM, Inc.                                                         DE
Comcast U.K. Consulting, Inc.                                            BVI
Comcast U.K. Holdings, Inc.                                              DE
Comcast UK Holdings Limited                                              Bermuda
Comcast UK Programming Limited                                           Bermuda
Comcast WCS Communications, Inc.                                         DE
ComCon Entertainment Holdings, Inc.                                      DE
CVN Companies, Inc.                                                      MN
CVN Distribution Co., Inc.                                               MN
Diamonique Corporation                                                   NJ
Diamonique Corporation                                                   PA
E! Entertainment Television International Holdings Inc.                  DE
E! Entertainment Television, Inc.                                        DE
E! Online, Inc.                                                          DE
E! Online, LLC                                                           CA
East Coast Cable Limited                                                 UK
ER Marks, Inc.                                                           DE
Exclamation Music, Inc.                                                  DE
EZShop International, Inc.                                               DE
First Television Corporation                                             DE
Florida Telecommunications Services, Inc.                                FL
Hebcom Enterprises, Inc.                                                 DE
Hebenstreit Communications Corporation                                   NM
Hebenstreit Communications Dallas Limited Partnership                    NM
Hebenstreit Communications of Philadelphia-Wilmington Limited            NM
  Partnership
Innovative Retailing, Inc.                                               DE
Joliet Cellular Telephone Company, Inc.                                  IL
Long Branch Cellular Telephone Company                                   DE
M H Lightnet Inc.                                                        DE

Entity Name                                           Organization Place

Mobile Enterprises, Inc.                                     DE
Mt. Clemens Cable TV Investors, Inc.                         MI
MTCB S.A                                                   Brazil
New Brunswick Cellular Telephone Company                     DE
New England Microwave, Inc.                                  CT
Ocean County Cellular Telephone Company                      WA
Pattison Development, Inc.                                   PA
Pattison Realty, Inc.                                        PA
Philadelphia 76ers, Inc.                                     DE
Philadelphia 76ers, L.P.                                     DE
Philadelphia Cable Investment Corporation                    DE
Philadelphia Flyers Enterprises Company                 Nova Scotia
Philadelphia Phantoms, Inc.                                  PA
Philadelphia Phantoms, L.P.                                  PA
Philadelphia Sports Media Joint Venture                      PA
Philadelphia Sports Media, Inc.                              PA
Philadelphia Sports Media, L.P.                              PA
Q Fit, Inc.                                                  DE
Q The Music, Inc.                                            DE
Q2 Inc.                                                      NY
QDirect Ventures, Inc.                                       DE
QExhibits, Inc.                                              DE
QHealth, Inc.                                                DE
QVC                                                          UK
QVC Britain                                                  UK
QVC Britain I, Inc.                                          DE
QVC Britain II, Inc.                                         DE
QVC Britain III, Inc.                                        DE
QVC Canada Holdings II Ltd.                               Ontario
QVC Canada Holdings Ltd.                                  Ontario

Entity Name                                                 Organization Place

QVC Chesapeake, Inc.                                             VA
QVC de Mexico de C.V                                           Mexico
QVC Delaware, Inc.                                               DE
QVC Deutschland GMBH                                           Germany
QVC EV-SERVICE GmbH                                            Germany
QVC Germany I, Inc.                                              DE
QVC Germany II, Inc.                                             DE
QVC Holdings, Inc.                                               DE
QVC International, Inc.                                          DE
QVC Local, Inc.                                                  DE
QVC Mexico II, Inc.                                              DE
QVC Mexico III, Inc.                                             DE
QVC Mexico, Inc.                                                 DE
QVC Middle East, Inc.                                            DE
QVC NS Holding Company                                       Nova Scotia
QVC ProductWorks, Inc.                                           DE
QVC Realty, Inc.                                                 PA
QVC San Antonio, Inc.                                            TX
QVC Virginia, Inc.                                               VA
QVC, Inc.                                                        DE
River City Cablevision, Inc.                                     CA
SCI 11, Inc.                                                     DE
SCI 34, Inc.                                                     DE
SCI 36, Inc.                                                     DE
SCI 37, Inc.                                                     DE
SCI 38, Inc.                                                     DE
SCI 48, Inc.                                                     DE
SCI 55, Inc.                                                     DE
Selkirk Communications (Delaware) Corporation                    DE
Shop.eonline.com, LLC                                            CA

Entity Name                                                 Organization Place

Southern East Anglia Cable Limited                                 UK
Spectacor Adjoining Real Estate New Arena, L.P.                    PA
Spectrum Arena Limited Partnership                                 PA
Storer Communications, Inc.                                        DE
Vineland Cellular Telephone Company, Inc.                          DE
Westmoreland Financial Corporation                                 DE
Wilmington Cellular Telephone Company                              DE
Wilmington Cellular Telephone Company LLC                          DE